Exhibit 10.26

THIRD AMENDMENT TO CONTRACT

THIS THIRD AMENDMENT TO CONTRACT is made and entered into this            day of August, 2011, by and between Helmerich & Payne International Drilling Co., hereinafter referred to as “H&P”, and Southeast Texas Industries, Inc., hereinafter referred to as “Fabricator” or “STI”.

WITNESSETH:

WHEREAS, H&P and STI entered into a Fabrication Contract dated the 1st  day of December, 2006, for certain services defined therein as the “Work” (the “Contract”);

WHEREAS, H&P and STI amended the Contract on August 8, 2008;

WHEREAS, H&P and STI further amended the Contract on March 26, 2010;

WHEREAS, the parties hereto are mutually desirous of further amending the terms of the above-referenced Contract as hereafter set forth; and

WHEREAS, the Contract has continued in full force and effect to the present time.

NOW, THEREFORE, in consideration of the rights and obligations passing between the parties, the parties hereto do amend said Contract, as follows, to-wit:

1.                                       Section 1 of Annex 1 is hereby deleted and replaced with the following:

“1.                                 Quantity — STI will perform the Work for a total of 60 rigs with the number and type of rigs as follows:

a.               Flex3:  36 rigs (R450, R451, R452, R453, R454, R455, R456, R457, R458, R459, R460, R461, R462, R463, R464, R465, R466, R467, R468, R469, R470, R471, R472, R473, R474, R475, R476, R477, R478, R479, R480, R481, R482, R483, R484, R485, R486)

b.              Flex4S: 0 rigs

c.               Flex4S+: 0 rigs

d.              Flex4C: 2 rigs (R361, R362)

e.               Flex 4M: 1 rig (R360)

f.                 Flex5: 10 rigs (R501, R502, R503, R504, R505, R506, R507, R508, R509, R510)

g.              The remaining 11 rigs will be a combination of the various types listed above as determined by H&P.”

Except as amended hereby, all other terms and conditions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, H&P and STI have executed this Third Amendment to Contract as of the day and year first written above.

HELMERICH & PAYNE INTERNATIONAL
DRILLING CO.

By:
Steven R. Mackey
Executive Vice President

SOUTHEAST TEXAS INDUSTRIES, INC.

By:
Name:
Title: